AMENDMENT NO. 1
                                       TO
                               TERM LOAN AGREEMENT


         This AMENDMENT NO. 1 TO TERM LOAN AGREEMENT (this "Amendment") is dated to be effective as of March 30, 2004 and is entered into between NUWAY MEDICAL, INC., a corporation organized under the laws of the state of Delaware (the "Borrower"), and AUGUSTINE II, LLC, a limited liability company formed under the laws of the State of Delaware (the "Lender").

                                   BACKGROUND:

         Borrower and Lender are parties to that certain Term Loan Agreement dated as of June 10, 2003 (the "Agreement"). Pursuant to the Agreement, Borrower and Lender have also entered into that certain Pledge Agreement, and Borrower previously has delivered to Lender a Term Note and Warrant to Purchase Common Stock No. AG-1 (the "Warrant"), each dated as of June 10, 2003 (the Agreement, together with such Pledge Agreement, Term Note and Warrant, the "Loan Documents"). Borrower has requested that Lender extend the maturity date of the term loan evidenced by the Loan Documents, and in consideration of Lender's willingness to do so has agreed to reprice the Warrant.

         Capitalized terms used herein shall have the meanings ascribed to such terms in Section 8 of the Agreement.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

         1. Extension of Maturity Date. The Term Loan Maturity Date is hereby extended to August 31, 2004, and the last sentence of Section 1.2 of the Agreement is amended accordingly.

         2. Remedies Upon Default. Section 7.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

         SECTION 7.2       REMEDIES.

                  (a) Upon the occurrence of any Event of Default set forth in subsections (a)-(k) of Section 7.1 and during the continuance thereof, the Lender or any other holder of the Term Note may declare the Term Note and any other amounts owed to the Lender to be immediately due and payable, whereupon the Term Note and any other amounts owed to the Lender shall forthwith become due and payable. Upon the occurrence of any Event of Default set forth in subsection (l) of Section 7.1, the Term Note and any other amounts owed to the Lender shall be immediately and automatically due and payable without action of any kind on the part of the Lender or any other holder of the Term Note. The Borrower expressly waives presentment, demand, notice or protest of any kind in

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         connection herewith. The Lender shall promptly give the Borrower notice of any such declaration, but failure to do so shall not impair the effect of such declaration. No delay or omission on the part of the Lender or any holder of the Term Note in exercising any power or right hereunder or under the Term Note shall impair such right or power or be construed to be a waiver of any Event of Default or any acquiescence therein, nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof, or the exercise of any other power or right.

                  (b) Upon and during the continuance of any Event of Default the Lender may exercise any and all remedies available to it under this Agreement or the Pledge Agreement, at law or in equity, or by statute or otherwise, including (a) exercise any rights of a secured lender under the UCC and/or any other applicable Uniform Commercial Code, and
         (b) conversion of the Term Note into Common Stock of the Company as provided therein.

                  (c) The enumeration of Lender's rights and remedies set forth in this Agreement is not intended to be exhaustive. The exercise by Lender of any right or remedy under this Agreement or any other agreement or instrument executed and delivered in furtherance of the transactions contemplated by this Agreement does not preclude the exercise of any other rights or remedies, however existing.

         3. AMENDED NOTE. The Term Note shall be replaced by an Amended and Restated Term Note in the form attached hereto as Exhibit A (the "Amended Note"), and upon delivery of the executed Amended Note to Lender, Lender shall deliver the existing Term Note to Borrower. Thereafter, all references in the Agreement to "Term Note" shall be deemed to be references to the Amended Note.

         4. AMENDED WARRANT. The Warrant shall be replaced by an Amended and Restated Warrant in the form attached hereto as Exhibit B (the "Amended Warrant"), and upon delivery of the executed Amended Warrant to Lender, Lender shall deliver the existing Warrant to Borrower. Thereafter, all references in the Agreement to "Warrant" shall be deemed to be references to the Amended Warrant.

         5. REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  (a) The representations of Borrower in the Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date hereof as though each of said representations and warranties was made on the date hereof except for those representations and warranties which are made as of a specified date in the applicable Loan Document.

                  (b) The parties acknowledge that, as of the date of this Amendment, Borrower does not have sufficient number of shares of authorized Common Stock to issue upon full exercise of the Warrant and/or full conversion of the Amended Note. Borrower represents and warrants to Lender that effective February 11, 2004 shareholders holding a majority of the issued and outstanding Common Stock approved an amendment to Borrower's articles of incorporation that would

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          increase the total number of  authorized  shares to  200,000,000  (the
          "Charter Amendment"). Borrower covenants to Lender that:

                  (i) Borrower shall cause the Charter Amendment to become effective no later than August 31, 2004;

                  (ii) Borrower has, by resolution of its Board of Directors dated February 4, 2004, reserved all [13,000,000] shares of Common Stock that currently are authorized but unissued for issuance upon exercise of the Warrant and/or conversion of the Amended Note;

                  (iii) Beginning immediately after the Charter Amendment becomes effective, Borrower shall at all times reserve and keep available for issuance such number of shares of authorized but unissued Common Stock as will be sufficient to permit the exercise in full of the Warrant and the conversion in full of the Amended Note; and

                  (iv) Any failure by Borrower to observe the foregoing covenants shall be an "Event of Default" under the Agreement.

         6. ADDITIONAL COVENANT OF LENDER. Lender agrees that, at any time during which the Amended Note is outstanding and until the Amended Note has been repaid, converted, or otherwise satisfied in full, it will not engage in hedging transactions (including without limitation any short sales) with respect to the Common Stock.

         7. AMENDMENT SUPPLEMENTARY. This Amendment is supplementary to the Loan Documents. All of the provisions of the Loan Documents, including without limitation the right to declare principal and accrued interest due for any cause specified in the Loan Documents, shall remain in full force and effect except as herein expressly modified. The Agreement and the other Loan Documents and all rights and powers created thereby and thereunder or under such other documents are in all respects ratified and confirmed. From and after the date hereof, the Agreement and the other Loan Documents shall be deemed to be amended and modified as herein provided, but, except as so amended and modified, the Agreement and the other Loan Documents shall continue in full force and effect and the Agreement, the other Loan Documents, and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof, any references in the Loan Documents to the Agreement shall mean the Agreement as amended hereby.

         8. WAIVER OF CLAIMS. Borrower hereby acknowledges, agrees and affirms that it possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Agreement, or any other Loan Document or any amendments thereto (collectively, the "Claims"), nor does Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts exist as of the date of this Amendment which would or could give rise to any Claim against or with respect to the enforcement of the Agreement, or any other Loan Document, as amended by the amendments thereto, Borrower hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice. In furtherance of the intention of the parties, Borrower hereby expressly waives any and all rights conferred upon it by the provisions of any applicable law which would provide that "A general release does not extend to claims which the creditor does not know or suspect to EXIST in his favor at the time of executing the release which, if known by him, must have materially affected his settlement with the debtor." Borrower hereby understands and acknowledges the significance and consequences of the foregoing release and waiver.

         9. Representation by Counsel. Borrower hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this Amendment; that it has read and fully understands the terms hereof, that Borrower and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Amendment, and that it intends to be bound hereby.

         10. Counterparts. This Agreement may be executed in one or more counterparts, which counterparts, when taken together and collated shall constitute one agreement.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                      NUWAY MEDICAL, INC.

                                       /s/
                                      By:
                                         --------------------------------------

                                      Its:  President


                                      AUGUSTINE II, LLC

                                      By:      AUGUSTINE CAPITAL
                                               MANAGEMENT, L.L.C., its
                                               manager

                                          /s/
                                      By:
                                         --------------------------------------

                                      Its:
                                          -------------------------------------